UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

July 10, 2007

CHAPARRAL STEEL COMPANY
(Exact name of registrant as specified in charter)

	Delaware	000-51307	20-2373478
	(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
	incorporation)		No.)

300 Ward Road
Midlothian, Texas 76065
(Address of principal executive offices and zip code)

(972) 775-8241
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
þ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

     On July 10, 2007, Chaparral Steel Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gerdau Ameristeel Corporation, a Canadian corporation (“Parent”), and GVC, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and for certain purposes, Gerdau, S.A., a Brazilian corporation (the “Guarantor”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, and as a result the Company will continue as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

     Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of the Company (the “Common Stock”), other than (i) shares of Common Stock held by Parent or Merger Sub or any wholly owned subsidiary of Parent or Merger Sub, (ii) shares of Common Stock held in the treasury of the Company or by any wholly owned subsidiary of the Company and (iii) shares of Common Stock owned by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be converted into the right to receive $86.00 in cash, without interest.

     The Merger Agreement has been approved by the sole stockholder of Merger Sub and has been unanimously approved by the board of directors of each of Parent and the Company and the Merger is subject to the approval of the Company's stockholders. In addition, the Merger is subject to other customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and receipt of any other requisite governmental approvals. The Guarantor provided a guaranty in favor of the Company with respect to the performance by Parent and Merger Sub of their obligations under the Merger Agreement.

     The Merger Agreement contains certain termination rights for both the Company and Parent and further provides that, upon termination of the Merger Agreement under certain circumstances relating to competing business combination proposals, the Company may be obligated to pay to Parent a termination fee equal to $95 million. In addition, upon termination of the Merger Agreement under certain circumstances relating to the failure to obtain requisite governmental approvals under antitrust law, Parent may be obligated to pay to the Company a termination fee equal to $225 million.

     The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

     The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not consider the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates.

     The information set forth under Item 3.03 below is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

     In connection with the execution of the Merger Agreement, on July 10, 2006, the Company entered into an Amendment (the “Rights Agreement Amendment”) to its Rights Agreement (the “Rights Agreement”), dated as of July 29, 2005, by and between the Company and Mellon Investor Services LLC for the purpose of amending the

Rights Agreement to render it inapplicable to the Merger Agreement, the Merger and the other transactions contemplated thereby.

     The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Agreement Amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

     On July 10, 2007, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 10, 2007, by and among Gerdau Ameristeel Corporation,
GVC, Inc., Chaparral Steel Company, and for certain purposes Gerdau, S.A.*

4.1	First Amendment, dated as of July 10, 2007, to the Rights Agreement, dated as of July 29, 2005, by and between Chaparral Steel Company and Mellon Investor Services LLC, as Rights Agent.

99.1	Press Release, dated July 10, 2007.

The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the
Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007	CHAPARRAL STEEL COMPANY

By: /s/ Robert E. Crawford, Jr.
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 10, 2007, by and among Gerdau Ameristeel
Corporation, GVC, Inc., Chaparral Steel Company, and for certain purposes Gerdau, S.A.*

4.1	First Amendment, dated as of July 10, 2007, to the Rights Agreement, dated as of July 29, 2005, by and between Chaparral Steel Company and Mellon Investor Services LLC, as Rights Agent.

99.1	Press Release, dated July 10, 2007.

The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.